UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 30, 2019

PIONEER NATURAL RESOURCES COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-13245	75-2702753
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5205 N. O'Connor Blvd., Suite 200, Irving, Texas		75039
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (972) 444-9001

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 2.02	Results of Operations and Financial Condition
Explanatory note:  Pioneer Natural Resources Company and its subsidiaries ("Pioneer" or the "Company") presents in this Item 2.02 certain information regarding (i) the impact of changes in the fair values of derivative instruments on its results of operations for the three months ended March 31, 2019 and certain other information regarding its derivative instruments and (ii) the net effect of third party purchases and sales of oil and gas for the three months ended March 31, 2019.
Derivative Activity
The following table summarizes the net derivative gains and losses that Pioneer expects to record in its earnings for the three months ended March 31, 2019:

Three Months Ended March 31, 2019
(in millions)
Noncash changes in fair value:
Oil derivative losses	$(20)
Gas derivative gains	3
Total noncash derivative loss, net	(17)

Net cash receipts on settled derivative instruments:
Oil derivative receipts	12
Gas derivative payments	(8)
Total cash receipts on settled derivative instruments, net	4
Total derivative loss, net	$(13)
Sales of Purchased Oil and Gas
The Company enters into pipeline capacity commitments in order to secure available oil, NGL and gas transportation capacity from the Company's areas of production. The Company enters into purchase transactions with third parties and separate sale transactions with third parties to diversify a portion of the Company's oil sales to the Gulf Coast refinery or international export markets and to satisfy unused pipeline capacity commitments. The net effect of third party purchases and sales of oil and gas for the three months ended March 31, 2019 was income of $152 million. The first quarter of 2019 included $151 million of income associated with transporting oil from the Permian Basin to the Gulf Coast where it was sold into either the Gulf Coast refinery market or exported to international refinery markets.
The first quarter of 2019 income from third party purchases and sales of oil and gas exceeded the Company's estimate of $40 million to $100 million primarily as a result of (i) an increase in the differential between Brent oil prices and West Texas Intermediate (WTI) oil prices in Midland, Texas (determined on a calendar month basis after adjusting for the trading month difference between WTI Cushing and WTI Midland) during February and March of 2019 as compared to the differentials used to estimate the uplift in early February 2019, (ii) the timing of export cargo sales and (iii) the quarterly pricing variability associated with the destination of the export cargoes.

Item 7.01	Regulation FD Disclosure
Oil and gas price derivatives. The following table presents Pioneer’s open commodity oil and gas derivative positions as of April 29, 2019:

	2019			Year Ending December 31, 2020
	Second Quarter	Third Quarter	Fourth Quarter
Average Daily Oil Production Associated with Derivatives (Bbl)
Brent collar contracts with short puts:
Volume	35,110	45,000	45,000	9,000
Price:
Ceiling	$81.44	$80.06	$80.06	$75.57
Floor	$69.27	$68.33	$68.33	$65.00
Short put	$59.27	$58.33	$58.33	$55.00
Average Daily Gas Production Associated with Derivatives (MMBtu)
Swap contracts:
Volume	50,000	50,000	16,848	—
NYMEX price	$2.94	$2.94	$2.94	$—
Basis swap contracts:
Permian Basin index swap volume (a)	60,000	60,000	—	—
Price differential ($/MMBtu)	$(1.46)	$(1.46)	$—	$—
Southern California index swap volume (b)	80,000	80,000	80,000	—
Price differential ($/MMBtu)	$0.31	$0.31	$0.31	$—
____________________

(a)	The referenced basis swap contracts fix the basis differentials between the index price at which the Company sells its Permian Basin gas and the Henry Hub index price used in swap contracts.

(b)
The referenced basis swap contracts fix the basis differentials between Permian Basin index prices and southern California index prices for Permian Basin gas forecasted for sale in Arizona and southern California.

Cautionary Statement Concerning Forward-Looking Statements

Except for historical information contained herein, the statements in this Current Report on Form 8-K are forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements and the business prospects of the Company are subject to a number of risks and uncertainties that may cause the Company's actual results in future periods to differ materially from the forward-looking statements. These risks and uncertainties include, among other things, volatility of commodity prices, product supply and demand, competition, the ability to obtain environmental and other permits and the timing thereof, other government regulation or action, the ability to obtain approvals from third parties and negotiate agreements with third parties on mutually acceptable terms, completion of planned divestitures, litigation, the costs and results of drilling and operations, availability of equipment, services, resources and personnel required to perform the Company's drilling and operating activities, access to and availability of transportation, processing, fractionation, refining and export facilities, Pioneer's ability to replace reserves, implement its business plans or complete its development activities as scheduled, access to and cost of capital, the financial strength of counterparties to Pioneer's credit facility, investment instruments and derivative contracts and the purchasers of Pioneer's oil, natural gas liquid and gas production, uncertainties about estimates of reserves, identification of drilling locations and the ability to add proved reserves in the future, the assumptions underlying production forecasts, quality of technical data, environmental and weather risks, including the possible impacts of climate change, cybersecurity risks, the ability to implement planned stock repurchases, the risks associated with the ownership and operation of the Company's industrial sand mining and oilfield services businesses and acts of war or terrorism. These and other risks are described in the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission. In addition, the Company may be subject to currently unforeseen risks that may have a materially adverse impact on it. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward-looking statements. The Company undertakes no duty to publicly update these statements except as required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER NATURAL RESOURCES COMPANY

By:	/s/ Margaret M. Montemayor
Margaret M. Montemayor,
Vice President and Chief Accounting Officer

Date:	April 30, 2019